Exhibit 99.1

Vireo Growth Inc. Announces Closing of Acquisition of

Outstanding Senior Secured Convertible Notes of Schwazze

– Parties enter into Restructuring Support Agreement; Vireo to bid to acquire control of Schwazze assets –

– Schwazze operates 63 dispensaries and 10 manufacturing facilities in Colorado and New Mexico –

MINNEAPOLIS – October 14, 2025 – Vireo Growth Inc. ("Vireo" or the "Company") (CSE: VREO; OTCQX: VREOF) today announced that it has closed on a transaction to acquire outstanding senior secured convertible notes (the “Notes”) of public U.S. multi-state cannabis operator, Medicine Man Technologies Inc. (dba “Schwazze”) (OTC: SHWZ) (Cboe CA: SHWZ). The Company simultaneously announced that it has entered into a Restructuring Support Agreement (“RSA”) with Schwazze. The RSA sets forth a plan to restructure the operations and capital structure of Schwazze and its subsidiaries through a series of transactions, including, but not limited to, the sale of certain assets representing a majority of the total assets of Schwazze (the "Asset Sale") to a newly-formed entity ("NewCo") to be majority-owned by Vireo, and the liquidation and winding down of Schwazze’s remaining operations.

The value of the Notes acquired was approximately $91,000,000, consisting of principal and interest, as of October 10, 2025. The Notes were acquired for total consideration of approximately $62 million, representing a substantial discount to par value. Vireo issued approximately 114,807,815 subordinate voting shares in consideration for the transaction to the previous holders of the Notes. The Notes mature in December of 2026, carry an interest rate of 13.0 percent, and are currently in default. Vireo will assume all rights and remedies of senior secured debt holders in relation to the Notes.

Pursuant to the RSA, the collateral agent under the indenture governing the Notes, acting at the direction of Vireo, will submit a credit bid at an auction contemplated to be held in connection with the Asset Sale. If the credit bid is successful, Vireo and Schwazze will enter into an asset purchase agreement with NewCo pursuant to which the assets subject to the Asset Sale would be transferred to NewCo in consideration for an assumption by NewCo of certain specified liabilities of Schwazze and a discharge of the Notes. Certain parties have also agreed to provide NewCo with up to approximately $62 million in financing, the proceeds of which will be used to refinance certain outstanding Schwazze indebtedness, pay transaction expenses and provide NewCo with working capital.

Any remaining assets of Schwazze not purchased in the Asset Sale would be subject to a wind down. Net proceeds from the wind down, to the extent there are any, will be distributed to holders of claims and equity interests in Schwazze in accordance with their relative priority under applicable law.

Completion of the transactions contemplated by the RSA are subject to certain conditions, including regulatory approval where applicable.

John Mazarakis, Chief Executive Officer of Vireo, commented, “We are proud to announce the signing of the restructuring agreement and acquisition of the senior secured notes. This transaction represents tremendous outcomes for all parties involved, and we look forward to welcoming the Schwazze team and their impressive collection of retail dispensaries to Vireo as we execute our restructuring plan.”

Forrest Hoffmaster, Chief Executive Officer of Schwazze, added, “This transaction, combined with our future collaboration with Vireo, reflects the beginning of an exciting new chapter for Schwazze. We are proud to bring our capabilities into Vireo’s growing house of brands, and proud to continue serving our loyal customers in Colorado and New Mexico with the branded products they know and love.”

About Vireo Growth Inc.

Vireo was founded in 2014 as a pioneering medical cannabis company. Vireo is building a disciplined, strategically aligned, and execution-focused platform in the industry. This strategy drives our intense local market focus while leveraging the strength of a national portfolio. We are committed to hiring industry leaders and deploying capital and talent where we believe it will drive the most value. Vireo operates with a long-term mindset, a bias for action, and an unapologetic commitment to its customers, employees, shareholders, industry collaborators, and the communities it serves. For more information about Vireo, visit www.vireogrowth.com.

Contact Information

Joe Duxbury

Chief Accounting Officer

investor@vireogrowth.com

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements regarding (i) the anticipated benefits of the transactions contemplated by the RSA and completion of the actions contemplated thereby, (ii) the credit bid at the Asset Sale; (iii) entry into the APA by Schwazze and NewCo and the terms and conditions thereof; (iii) the terms and timing of the liquidation of Schwazze’s remaining assets and winding down Schwazze’s remaining operations; (iv) the distribution of excess amounts needed to cover the Asset Sale and wind down, if any; (v) $62 million in financing to NewCo and the uses thereof; (vi) the Company’s future product portfolio and its plans related thereto; (vii) future growth opportunities for the Company; and (viii) other statements that are not historical facts. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks involved with the adverse impact of the transactions contemplated by the RSA on the Company’s business, financial condition, and results of operations; the Company’s ability to successfully consummate the transactions contemplated by the RSA; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the transactions contemplated by the RSA; the effects of the transactions contemplated by the RSA on the Company and the interests of various constituents; risks and uncertainties associated with the transactions contemplated by the RSA, some of which are beyond the Company’s control; subject to the successful outcome of the transactions contemplated by the RSA, the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions; risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in its various markets; risk of failure in the lawsuit with Verano and the cost of that litigation; our ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company's Form 10-K for the year ended December 31, 2024, which is available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company's profile on SEDAR+ at www.sedarplus.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.